Exhibit 99.10

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-I

KEY PERFORMANCE FACTORS
March 31, 1999



        Expected B Maturity                                       11/15/00


        Blended Coupon                                            5.1349%



        Excess Protection Level
          3 Month Average  6.18%
          March, 1999  6.75%
          February, 1999  6.08%
          January, 1999  5.72%


        Cash Yield                                  19.18%


        Investor Charge Offs                        5.12%


        Base Rate                                   7.31%


        Over 35 Day Delinquency                     4.94%


        Seller's Interest                           6.34%


        Total Payment Rate                          14.77%


        Total Principal Balance                     $40,628,355,078.94


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $2,576,435,560.45